UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 1, 2012

Commission File Number: 000-53274

Farm Lands of Africa, Inc.
(Exact name of registrant as specified in its charter)

Nevada	83-0510954
(State or other jurisdiction of incorporation)	(IRS Employer Identification Number)

401 Atlantic Suites, Europort, Gibraltar
(Address of principal executive offices)

+353 696 8961
(Registrant’s telephone number, including area code)

Farm Lands of Guinea, Inc.
(Former name or former address if changed since the last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01  Changes in Registrant’s Certifying Accountant

Effective August 1, 2012, Child, Van Wagoner & Bradshaw, PLLC (“CVB”), the principal accountant for Farm Lands of Africa, Inc. (the “Company”) ceased its accounting practice for SEC reporting companies. At or about the same time Anderson Bradshaw PLLC (“Anderson Bradshaw”) was established as a successor firm to CVB to continue performing audits for SEC reporting companies.  As Anderson Bradshaw is viewed as a separate legal entity, the Company dismissed CVB as its principal accountant and engaged Anderson Bradshaw, as the Company's principal accountant for the Company’s fiscal year ending September 30, 2012 and the interim periods for 2012 and 2013. The decision to change principal accountants was approved by the Company's Board of Directors on August 1, 2012.

The reports of CVB, on our financial statements for each of the past two fiscal years contained no adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During our two most recent fiscal years and through the date of this report, we have had no disagreements with CVB, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of CVB, would have caused it to make reference to the subject matter of such disagreements in its report on our financial statements for such periods.

During our two most recent fiscal years and through the date of this report on Form 8-K, there have been no reportable events as defined under Item 304(a)(1)(v) of Regulation S-K adopted by the SEC.

We provided CVB, with a copy of this disclosure before its filing with the SEC. We requested that CVB, provide us with a letter addressed to the SEC stating whether or not it agrees with the above statements, and we received a letter from CVB, stating that it does agree with the above statements. A copy of such letter, dated as of August 6, 2012 is filed as Exhibit 16.1 to this report.

During the two most recent fiscal years and through the date of our engagement, we did not consult with Anderson Bradshaw regarding either (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, or (2) any matter that was either the subject of a disagreement or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01  Financial Statements and Exhibits.

(d)      The following exhibits are filed with this report:

Exhibit No.	Description

16.1	Letter from Child, Van Wagoner & Bradshaw, PLLC to the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 6, 2012

FARM LANDS OF AFRICA, INC.

By:	/s/ Mark Keegan
Mark Keegan
Chief Executive Officer